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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 26, 2003 relating to the financial statements, which appears in Marvell Technology Group Ltd.'s Annual Report on Form 10-K for the year ended February 1, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP



San Jose, California

October 1, 2003